UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 18, 2010

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, S.C.	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2010, of 3,143,181 shares outstanding and entitled to vote at our annual meeting, 2,704,075 were present in person or by proxy, and the following matters were voted upon and approved by our shareholders at the 2010 Annual Meeting:

1.	the election of four members to our board of directors;

2.	the 2010 Southern First Bancshares, Inc. Stock Incentive Plan (the “Stock Incentive Plan”);

3.	the advisory (non-binding) proposal on our executive compensation policies and procedures;

4.

the granting of the chairperson of the Annual Meeting the authority to adjourn or postpone the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient affirmative votes present at the Annual Meeting to approve the Stock Incentive Plan; and

5.	the ratification of the appointment of Elliott Davis, LLC as our independent public accountant.

The following is a summary of the voting results for each matter presented to the shareholders:

Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

Leighton M. Cubbage	1,267,166	163,626	1,273,283
David G. Ellison	1,414,671	16,121	1,273,283
James B. Orders, III	1,415,336	15,456	1,273,283
William B. Sturgis	1,256,669	174,123	1,273,283

Stock Incentive Plan

Votes For	Votes Against	Votes Abstained
999,091	420,932	10,768

Executive Compensation Policies and Procedures

Votes For	Votes Against	Votes Abstained
2,256,103	318,971	129,000

Authority to Adjourn

Votes For	Votes Against	Votes Abstained
2,206,519	404,306	93,249

Ratification of the Appointment of Elliott Davis

Votes For	Votes Against	Votes Abstained
2,701,704	1,655	715

ITEM 7.01   Regulation FD Disclosure

Southern First Bancshares, Inc. is hereby furnishing a slide presentation posted on the company's website in connection with the Annual Shareholders' meeting on May 18, 2010.  The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by Southern First Bancshares under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Southern First Bancshares that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Southern First Bancshares or any of its affiliates.

The information in Item 7.01 and Exhibit 99.1 of  Item 9.01 contains projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings.  Southern First assumes no duty to update the forward-looking statements made in this presentation.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Slide presentation posted on the company's website in connection with the Annual Shareholders' meeting held on May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By: James M. Austin, III Name James M. Austin, III Title: Chief Financial Officer

Dated: May 19, 2010

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Slide presentation given by certain executive officers of Southern First Bancshares at the Annual Shareholders’ meeting held on May 18, 2010.